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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549



                                       FORM 8-K



                                   CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15 (d) OF THE
                           SECURITES EXCHANGE ACT OF 1934



                  Date of Report (Date of earliest event reported):

                                    July 16, 1998

                           METROMEDIA FIBER NETWORK, INC.
               (Exact Name of Registrant as Specified in its Charter)



          DELAWARE                   000-23269                   11-3168327
(State or other jurisdiction  (Commission File Number)         (IRS Employer
       of incorporation)                                     Identification No.)


     C/O METROMEDIA FIBER NETWORK SERVICES, INC.
1 NORTH LEXINGTON AVENUE, WHITE PLAINS, NEW YORK              10601
    (Address of Principal Executive Offices)               (Zip Code)




                                    (914) 421-6700
                  (Registrant's telephone number, include area code)

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                            METROMEDIA FIBER NETWORK, INC.


Item 5.        Other Events

          On July 16, 1998, the Company issued a press release (the "Release"), a copy of which is attached hereto as Exhibit 99.1, announcing a major expansion into the San Francisco Bay area and Silicon Valley, and the establishment of inter-city links connecting Chicago to the West Coast. The Release is incorporated by reference herein and made a part hereof. The Company believes that the San Francisco Bay area expansion will be completed within 24 months, although there can be no assurance that the project will be completed in this period. The Company is currently engaged in the planning process for construction of the expansion, and is also assessing the amount and nature of additional financing that will be required to implement the expansion plan.

Item 7.        Financial Statements, Pro Forma Financial Information and
Exhibits.

          (c)  Exhibits


               99.1 Press Release, dated July 16, 1998





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                                      SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





Dated:         July 16, 1998


                              METROMEDIA FIBER NETWORK, INC.


                              By:  /s/ Gerard Benedetto
                                   -----------------------------------
                                   Gerard Benedetto
                                   Vice President, Chief Financial
                                    Officer & Chief Accounting Officer



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                                    EXHIBIT INDEX

Exhibit No.         Description of Exhibits

99.1                Press Release, dated July 16, 1998, by Metromedia Fiber
                    Network, Inc.